SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): September 14, 2000


                      CHORUS COMMUNICATIONS GROUP, LTD.
            (Exact Name of Registrant as Specified in its Charter)

                                  WISCONSIN
                (State or Other Jurisdiction of Incorporation)

                                  333-23435
                            (Commission File No.)

                                  39-1880843
                            (IRS Employer ID No.)

      8501 Excelsior Drive, Madison, Wisconsin                     53717
      (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (608) 828-2000

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INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.     Changes in Control of Registrant.
             None

Item 2.     Acquisition or Disposition of Assets.
             None

Item 3.     Bankruptcy or Receivership.
             None

Item 4.     Change in Registrant's Certifying Accountant.
             None

Item 5.     Other Events.

The shareholders of record on September 1, 2000 were sent on or about September 13, 2000, via mail, correspondence concerning a cash dividend and results of operations for the 6 months ended June 30, 2000.

Item 6.     Resignation of Registrant's Directors.
             None

Item 7.     Financial Statements and Exhibits.
             20 Shareholder correspondence dated September 15, 2000

Item 8.     Change in Fiscal Year.
             N/A

Item 9.     Sales of Equity Securities Pursuant to Regulation S.
             N/A

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      CHORUS COMMUNICATIONS GROUP, LTD.
                                 (Registrant)


Date:  September 14, 2000 /s/Howard G. Hopeman
                          Howard G. Hopeman
                          Executive Vice-President, Chief Financial Officer and Treasurer